                            THE BJURMAN, BARRY FUNDS

                   SUPPLEMENT DATED March 1, 2007, TO THE

                         PROSPECTUS DATED AUGUST 1, 2006

                            BJURMAN, BARRY MICRO-CAP
                                   GROWTH FUND

                            BJURMAN, BARRY SMALL CAP
                                   GROWTH FUND

                             BJURMAN, BARRY MID CAP
                                   GROWTH FUND

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
REFERENCE.

BJURMAN, BARRY MICRO-CAP GROWTH FUND RE-OPENING

The Bjurman, Barry Micro-Cap Growth Fund has been closed to new investors since May 30, 2003. The Board of Trustees of the Fund has recently voted to re-open the Micro-Cap Growth Fund to new investors effective March 1, 2007. All references to the Micro-Cap Growth Fund being closed to new investors are hereby deleted from the Trust's Prospectus dated August 1, 2006 effective
March 1, 2007.

INVESTMENT POLICY CHANGES

The Board of Trustees of The Bjurman, Barry Funds (the "Trust") recently approved changes in the investment policies and strategies of the Bjurman, Barry Micro-Cap Growth Fund, the Bjurman, Barry Small Cap Growth Fund and the Bjurman, Barry Mid Cap Growth Fund (collectively, the "Funds") of the Trust, effective February 1, 2007, as follows:

     1. To permit each Fund to invest, under normal circumstances, at least 80% of its total assets in common stocks and equivalents (including, without limitation, American Depositary Receipts of non-U.S. companies) listed for trading on a United States securities exchange or approved for trading on a United States automated quotation system within the market capitalization range specified for that Fund. Until February 1, 2007, each Fund will continue to invest, under normal circumstances, at least 80% of its total assets in the common stocks of U.S. companies within the market capitalization range specified for that Fund.

     2. To permit the Bjurman, Barry Small Cap Growth Fund to invest, under normal circumstances, at least 80% of its total assets in companies whose total market capitalization at the time of purchase is between $100 million and $2.5 billion. Until February 1, 2007, the Bjurman, Barry Small Cap Growth Fund will continue to invest, under normal circumstances, at least 80% of its total assets in companies whose total market capitalization at the time of purchase is between $100 million and $1 billion.

These changes will apply to all references to these investment strategies throughout the Prospectus. Accordingly, from and after February 1, 2007, the Trust's Prospectus dated August 1, 2006 should read as follows:

     -    On the cover page, the third paragraph should read:

          "BJURMAN, BARRY SMALL CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of companies with market capitalizations generally between $100 million and $2.5 billion at the time of investment."

     - On page 2, the first three paragraphs under "What are the Funds' Principal Investment Strategies" should read:

          "BJURMAN, BARRY MICRO-CAP GROWTH FUND invests, under normal market conditions, at least 80% of its total assets in common stocks and equivalents (including, without limitation, American Depositary Receipts of non-U.S. companies) listed for trading on a United States securities exchange or approved for trading on a United States automated quotation system of companies whose total market capitalizations at the time of investment are generally between $30 million and $300 million, referred to in this Prospectus as "Micro-Cap Companies," and that, in the opinion of the Adviser, have superior earnings growth characteristics.

          BJURMAN, BARRY SMALL CAP GROWTH FUND invests, under normal circumstances, at least 80% of total assets in common stocks and equivalents (including, without limitation, American Depositary Receipts of non-U.S. companies) listed for trading on a United States securities exchange or approved for trading on a United States automated quotation system of companies whose total market capitalizations at the time of purchase are generally between $100 million and $2.5 billion, referred to in this Prospectus as "Small Cap Companies," and that, in the opinion of the Adviser, have superior earnings growth characteristics. Shareholders will be provided with at least 60 days' prior notice of any change in this policy.

          BJURMAN, BARRY MID CAP GROWTH FUND invests, under normal circumstances, at least 80% of its total assets in common stocks and equivalents (including, without limitation, American Depositary Receipts of non-U.S. companies) listed for trading on a United States securities exchange or approved for trading on a United States automated quotation system of companies whose total market capitalizations at the time of purchase are generally between $1 billion and $10 billion, referred to in this Prospectus as "Mid Cap Companies," and that, in the opinion of the Adviser, have superior earnings growth characteristics. Shareholders will be provided with at least 60 days' prior notice of any change in this policy."

PORTFOLIO MANAGEMENT

Bjurman, Barry & Associates (the "Adviser") modified its investment decision-making process on behalf of The Bjurman, Barry Funds (the "Trust"). Accordingly, the Trust's Prospectus dated August 1, 2006 should read as follows:

     - On page 17, the first paragraph under "Portfolio Management" should read:

          "The Adviser is sub-adviser to other advisory clients. As sub-adviser, the Adviser provides day-to-day portfolio management services to other mutual funds and accounts. As of June 30, 2006, the Adviser managed more than $1.338 billion for individual and institutional clients. Investment decisions for the Funds are made by the Adviser's Investment Policy Committee. O. Thomas Barry, III, CFA, CIC, the Chief Investment Officer and Senior Executive Vice President of the Adviser, joined the firm in 1978 after serving as Senior Investment Officer at Security Pacific National Bank. He holds a B.A. degree in Economics and a M.B.A. degree in Corporate Finance and Accounting and has over 30 years of investment experience. The Investment Policy Committee is comprised of the Adviser's portfolio managers and analysts. While investment decisions are made on a team basis, individual portfolio managers are responsible for implementation and monitoring of the accounts assigned to them. New accounts are assigned to the manager that acquired the account. The Investment Policy Committee consists of three principal members and two non-principal members:

               -    O. Thomas Barry III, CFA, CIC and Principal Member

               -    G. Andrew Bjurman, CFA, CIC and Principal Member

               -    Stephen W. Shipman, CFA and Principal Member

               -    Patrick T. Bradford

               -    Roberto P. Wu, CFA

     -    On page 18, the second full paragraph should read:

     "Mr. Barry normally chairs all Investment Policy Committee meetings. A consensus amongst members is generally reached on the list of eligible investments for each Fund. Mr. Barry is the assigned portfolio manager for the Micro-Cap Growth Fund and selects investments for that Fund primarily from the list of eligible investments for that Fund. Mr. Shipman is the assigned portfolio manager for the Small Cap Growth Fund, and Mr. Bradford is the assigned portfolio manager for the Mid Cap Growth Fund, and each of them selects investments for his assigned Fund primarily from the list of eligible investments for that Fund, although Mr. Barry retains the ultimate authority on all investment decisions. Additional information about the Funds' portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares is included in the Funds' SAI."

                            THE BJURMAN, BARRY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                      BJURMAN, BARRY MICRO-CAP GROWTH FUND
                      BJURMAN, BARRY SMALL CAP GROWTH FUND
                       BJURMAN, BARRY MID CAP GROWTH FUND

                  AUGUST 1, 2006, as amended March 1, 2007

This Statement of Additional Information dated August 1, 2006, as amended November 30, 2006 referred to herein as the "SAI," is not a prospectus but should be read in conjunction with the Prospectus of The Bjurman, Barry Funds dated August 1, 2006. The Prospectus may be amended or supplemented from time to time. No investment in shares of any of the Funds should be made without first reading the Prospectus. This Statement of Additional Information is intended to provide additional information regarding the activities and operations of the Funds. A copy of the Prospectus may be obtained without charge from BISYS Fund Services Limited Partnership, referred to in this SAI as the "Distributor," or Bjurman, Barry & Associates, referred to in this SAI as the "Adviser," at the addresses and telephone numbers below or at www.bjurmanbarry.com. Each Fund's financial statements included in its annual report for the fiscal year ended March 31, 2006 are incorporated by reference into this SAI.

Distributor:                              Adviser:
BISYS Fund Services Limited Partnership   Bjurman, Barry & Associates
3435 Stelzer Road                         10100 Santa Monica Boulevard,
                                          Suite 1200
Columbus, Ohio 43219                      Los Angeles, CA 90067-4103
(800) 227-7264                            (310) 553-6577

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION
WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION
   OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE BJURMAN, BARRY FUNDS OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE BJURMAN, BARRY FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION
                IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
THE TRUST ...............................................................     1
INVESTMENT POLICIES AND TECHNIQUES ......................................     2
   Bankers' Acceptances .................................................     2
   Certificates of Deposit ..............................................     2
   Equity Securities ....................................................     2
   Foreign Securities ...................................................     3
   Time Deposits ........................................................     4
   Borrowing ............................................................     4
   Loans of Portfolio Securities ........................................     4
   Illiquid Securities ..................................................     4
   Repurchase Agreements ................................................     5
   Futures ..............................................................     5
   Other Investments ....................................................     6
INVESTMENT RESTRICTIONS .................................................     6
INVESTMENT ADVISORY AND OTHER SERVICES ..................................     8
   Investment Adviser ...................................................     8
   Investment Advisory Agreement ........................................     8
   Portfolio Managers ...................................................     9
   Portfolio Managers' Ownership of Trust Shares ........................    11
   Administrator, Transfer Agent and Fund Accountant ....................    11
   Distributor ..........................................................    12
   Custodian ............................................................    13
TRUSTEES AND OFFICERS ...................................................    14
   Compensation of Trustees .............................................    17
   Trustees' Ownership of Trust Shares ..................................    18
PRINCIPAL SHAREHOLDERS ..................................................    18
NET ASSET VALUE .........................................................    21
TAXES ...................................................................    21
   Taxation as a RIC ....................................................    21
   Taxation of Shareholders .............................................    23
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS ........................    25
PERFORMANCE INFORMATION .................................................    28
POLICY ON DISCLOSURE OF PORTFOLIO HOLDINGS ..............................    30
OTHER INFORMATION .......................................................    31
   Legal Proceedings ....................................................    31
   Purchase and Redemption Orders .......................................    32
   Limitations on Trustees' Liability ...................................    32
   Independent Registered Public Accounting Firm ........................    33

   Legal Counsel ........................................................    33
   Reports to Shareholders ..............................................    33
FINANCIAL STATEMENTS ....................................................    33

                                    THE TRUST

The Bjurman, Barry Funds, referred to in this SAI as the "Trust," is a diversified open-end management investment company organized as a business trust under the laws of the State of Delaware pursuant to a Trust Instrument dated September 26, 1996, as amended to date. The Trust is organized as an open-end, management company which currently offers three series of shares called the Bjurman, Barry Micro-Cap Growth Fund, the Bjurman, Barry Small Cap Growth Fund and the Bjurman, Barry Mid Cap Growth Fund, each referred to in this SAI individually as a "Fund" and collectively as the "Funds."

Each Fund has its own investment objective and policies. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of each Fund are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to a Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without the shareholder's express consent.

Shares of the Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended, referred to in this SAI as the "1940 Act," or when the matter affects only the interest of a particular series. The Trust may add additional classes of shares without shareholder approval. All accounts will be maintained in book entry form and no share certificates will be issued. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees will promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

                       INVESTMENT POLICIES AND TECHNIQUES

For a description of each Fund's principal investment strategies and risks, the types of investments each Fund may acquire and certain investment techniques it may employ, see "Investment Objectives," "Investment Policies and Strategies" and "Investment Selection Process" in the Funds' Prospectus.

The following supplements the information contained in the Funds' Prospectus regarding the permitted investments and risk factors and the investment objective and policies of the Funds.

BANKERS' ACCEPTANCES

Each Fund may purchase banker's acceptances, which are negotiable bills of exchange or time drafts drawn on and accepted by a commercial bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchanges. Bankers' acceptances generally mature within six months.

CERTIFICATES OF DEPOSIT

Each Fund may invest in certificates of deposit, which are negotiable interest-bearing instruments with a specific maturity date. Certificates of deposit are issued by U.S. commercial banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

EQUITY SECURITIES

Equity securities in which the Funds may invest include common stocks, preferred stocks, warrants for the purchase of common stock, debt securities convertible into or exchangeable for common or preferred stock and sponsored or unsponsored American Depository Receipts, referred to in this SAI as "ADRs."

     A WARRANT is a security that gives the holder the right, but not the obligation, to subscribe for newly created securities of the issuer or a related company at a fixed price either at a certain date or during a set period.

     COMMON STOCK is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote, and frequently, an exclusive right to do so. Holders of common stock also have the right to participate in the remaining assets of the corporation after all other claims, including those of debt securities and preferred stock, are paid.

     Generally, PREFERRED STOCK receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors.

     Dividends on preferred stock typically are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the board of directors of issuers of the preferred stocks in which a Fund invests.

     A CONVERTIBLE SECURITY is a fixed-income security that may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common or preferred stock. The price of a convertible security is influenced by the market value of the underlying common or preferred stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

The equity securities in which the Funds invest may include those issued in initial public offerings, or IPOs. While, prior to 2005, most IPO securities were allocated to the Bjurman, Barry Mid Cap Growth Fund, IPO securities will now only be allocated to a Fund if the issuer of the securities meets the investment objective of that Fund. If IPO securities qualify for more than one Fund, they will generally be allocated among those Funds based on each Fund's cash available for investment (net of funds earmarked for other imminent investments).

FOREIGN SECURITIES

Each Fund may invest in securities of foreign issuers through sponsored and unsponsored ADRs. ADRs are dollar-denominated securities that are listed and traded in the United States, but that represent the right to receive securities of foreign issuers deposited in a domestic or correspondent bank. ADRs are receipts that evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

Investments in foreign securities involve special risks, costs and opportunities that are in addition to those inherent in domestic investments. Political, economic or social instability of the issuer or the country of issue, the possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments, and the possibility of adverse changes in investment or exchange control regulations are among the inherent risks. Securities of some foreign companies are less liquid, more volatile and more difficult to value than securities of comparable U.S. companies. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Currency fluctuations may affect the net asset value, referred to in this SAI as the "NAV," of a Fund by affecting the performance of the ADRs' underlying investments in foreign issuers. Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, such taxes may reduce the net return to shareholders. Because of these and other factors, the value of ADRs acquired by a Fund may be subject to greater fluctuation than the value of securities of domestic companies.

TIME DEPOSITS

Each Fund may invest in time deposits, which are non-negotiable receipts issued by banks in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits in excess of seven days with a withdrawal penalty are considered to be illiquid securities. Each Fund will not invest more than 15% of its net assets in illiquid securities, including time deposits.

BORROWING

Each Fund may borrow as a temporary measure for extraordinary purposes or to facilitate redemptions. Each Fund intends to limit such borrowings to no more than 5% of its net assets.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to broker-dealers and financial institutions provided that (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities and (4) the aggregate market value of securities loaned by the Fund will not at any time exceed 33% of the total assets of the Fund. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Funds will only enter into portfolio loans after a review by the Adviser, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

ILLIQUID SECURITIES

The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines reviewed by the Board of Trustees. The Funds' policy is to limit each Fund's investment in illiquid securities to a maximum of 15% of its net assets at the time of purchase. The Securities and Exchange Commission, referred to in this SAI as the "SEC," has adopted Rule 144A under the Securities Act of 1933, as amended, referred to in this SAI as the "Securities Act." Rule 144A permits a Fund to sell restricted securities to qualified institutional buyers without limitation. Each Fund may invest in securities that are exempt from the registration requirements of the Securities Act pursuant to Rule 144A. Those securities purchased pursuant to Rule 144A are traded among qualified institutional buyers, and are subject to a Fund's limitation on illiquid investment. The Adviser, pursuant to procedures adopted by the Board of Trustees, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities." The Adviser will monitor the liquidity of securities held by the Funds, and report periodically on such determinations to the Board of Trustees.

Investing in securities under Rule 144A could have the effect of increasing the level of each Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Fund will limit its investments in illiquid securities including securities of issuers which the Funds are restricted from selling to the public without registration under the Securities Act to no more than 15% of its net assets (excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Adviser).

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller, secured by the securities transferred to that Fund. In accordance with requirements under the 1940 Act, repurchase agreements will be fully collateralized by securities in which a Fund may directly invest. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased has decreased, a Fund could experience a loss. No more than 15% of each Fund's net assets will be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days. The financial institutions with which the Funds may enter into repurchase agreements are banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if the Adviser deems such banks and non-bank dealers creditworthy. The Adviser will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. The Funds will only enter into a repurchase agreement where the market value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement.

FUTURES

Each Fund may buy and sell futures contracts to manage its exposure to changes in securities prices, as an efficient means of adjusting its overall exposure to certain markets, in an effort to enhance income, and to protect the value of portfolio securities. The Funds will not use futures contracts to leverage their assets. Futures contracts deposits may not exceed 5% of each Fund's assets (determined at the time of the transaction) and each Fund's total investment in futures contracts may not exceed 20% of each Fund's total assets.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board of Trustees may, in the future, authorize the Funds to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the applicable Fund's investment objectives, and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                             INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental restrictions and may not be changed without the approval of a majority of the outstanding voting shares, as defined in the 1940 Act, of the Funds. Unless otherwise indicated, all percentage limitations listed below apply at the time of the transaction only. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

The Adviser will use "FactSet" computer software to categorize the industries in which the Funds invest ("FactSet Codes"). The FactSet Codes that are assigned may or may not correspond to the Standard Industry Codes ("SIC Codes"); however, the Adviser feels that the differences are not substantial enough to affect the percentage of asset restrictions. In most cases the SIC Codes will match the FactSet Codes. Except as set forth in the Prospectus, the Funds may not:

     1. Purchase securities of any one issuer if, as a result of the purchase, more than 5% of a Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 15% of a Fund's total assets may be invested without regard to this limitation, and except that this limit does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies;

     2. Purchase any security if, as a result of the purchase, 15% or more of a Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     3. Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of one-third of a Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that a Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. A Fund will not purchase securities when borrowings exceed 5% of its total assets;

     4. Pledge, hypothecate, mortgage or otherwise encumber their assets, except in an amount up to one-third of the value of a Fund's net assets but only to secure borrowing for temporary or emergency purposes, such as to effect redemptions;

     5. Make loans, except through loans of securities or through repurchase agreements, provided that, for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interest therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

     6. Engage in the business of underwriting the securities of others, except to the extent that a Fund might be considered an underwriter under the Federal securities laws in connection with its disposition of securities; or

     7. Purchase or sell real estate, except that investments in securities of issuers that invest in real estate or other instruments supported by interests in real estate are not subject to this limitation, and except that a Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The following investment limitations are not fundamental and may be changed without shareholder approval. The Funds do not currently intend to:

     1. Engage in uncovered short sales of securities or maintain a short position;

     2. Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

     3. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder;

     4. Invest in companies for the purpose of exercising control or management;

     5. Invest in oil, gas or mineral exploration or development programs or leases, except that direct investment in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated by such programs or leases are not subject to this prohibition;

     6. Invest in commodities or commodity contracts, except that the Funds may invest in futures contracts; and

     7. Invest more than 5% of their net assets in warrants, including within that amount no more than 2% in warrants that are not listed on the New York or American Stock Exchanges, except warrants acquired as a result of its holdings of common stocks.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Bjurman, Barry & Associates serves as the Funds' investment adviser and is an investment adviser registered as such under the Investment Advisers Act of 1940, as amended. The Adviser was founded in 1970. G. Andrew Bjurman and O. Thomas Barry, III own 66 2/3% and 33 1/3%, respectively, of the voting control of the Adviser and as a result may be deemed to be "control persons" of the Adviser.

INVESTMENT ADVISORY AGREEMENT

The Trust, on behalf of each Fund, and the Adviser have entered into an investment advisory agreement, referred to in this SAI as the "Investment Advisory Agreement." The Investment Advisory Agreement provides that the Adviser shall furnish advice to the Funds with respect to their investments and shall determine what securities shall be purchased or sold by each Fund.

The Investment Advisory Agreement provides that the Adviser shall not be protected against any liability to the Funds or their shareholders by reason of the Adviser's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Investment Advisory Agreement, after the first two years for each Fund, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the applicable Fund, and
(ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons," as that term is defined in the 1940 Act, of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board of Trustees, or by a majority vote of the outstanding shares of the applicable Fund on 60 days' written notice to the Adviser.

For providing investment advisory services, each Fund pays the Adviser a monthly fee of one twelfth of 1.00% of the Fund's average daily net assets. The Adviser has historically waived, and currently intends to continue to waive, its fees and reimburse Fund expenses to the extent necessary to maintain the total operating expenses, inclusive of distribution expenses, of each Fund at or below 1.80% of each Fund's average daily net assets. Any fees withheld or voluntarily reduced and any Fund expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap that are a Fund's obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years, if the aggregate amount paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, except that it is permitted to look back up to five years and four years, respectively, during the initial six years and seventh year of a Fund's operations. Any potential management fee reimbursement will be disclosed in the footnotes to the Funds' financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, and such reimbursement is requested by the Adviser and approved by the Board of Trustees, the amount of reimbursement that a Fund is able to effect will be accrued as an expense of that Fund for that current period.

For the fiscal years ended March 31, 2004, 2005 and 2006, the Funds accrued advisory fees and the Adviser waived its advisory fee in the amounts shown in the following table:

YEAR   MICRO CAP GROWTH FUND   SMALL CAP GROWTH FUND   MID CAP GROWTH FUND
----   ---------------------   ---------------------   -------------------
          Accrued    Waived       Accrued    Waived     Accrued    Waived
        ----------   ------      --------   -------    --------   --------
2006    $5,647,009     $0        $360,766   $     0    $ 74,086   $ 37,411
2005    $6,441,979     $0        $741,656   $49,916    $102,706   $ 99,068(1)
2004    $7,819,709     $0        $490,705   $49,822    $110,421   $110,421(2)

(1) For the fiscal year ended March 31, 2005, the Adviser also reimbursed the Mid Cap Growth Fund $62,653 of expenses.

(2) For the fiscal year ended March 31, 2004, the Adviser also reimbursed the Mid Cap Growth Fund $6,893 of expenses.

PORTFOLIO MANAGERS

The Adviser provides discretionary portfolio management services for advisory clients who wish to invest in equity securities, fixed income securities, or a combination thereof. To this end, the Adviser services its clients through two divisions: the Adviser Institutional, Mutual Fund and Dual Contract Division and the Adviser Traditional Wrap Division. All of the Adviser's strategic investment decisions are made by the Investment Policy Committee.

The Investment Policy Committee consists of:

                     G. Andrew Bjurman, CFA, CIC
                     O. Thomas Barry III, CFA, CIC
                     Stephen W. Shipman, CFA
                     Patrick T. Bradford
                     Roberto P. Wu, CFA

Mr. Barry normally chairs all Investment Policy Committee meetings. A consensus among members is generally reached on the list of eligible investments for each Fund. Mr. Barry is the assigned portfolio manager for the Micro-Cap Growth Fund and selects investments for that Fund primarily from the list of eligible investments for that Fund. Mr. Shipman is the assigned portfolio manager for the Small Cap Growth Fund, and Mr. Bradford is the assigned portfolio manager for the Mid Cap Growth Fund, and each of them selects investments for his assigned Fund primarily from the list of eligible investments for that Fund, although Mr. Barry retains the ultimate authority on all investment decisions. New private accounts are assigned for implementation and monitoring to the manager that acquired the account. The attached chart reflects the accounts managed by the Adviser (other than the Funds) as of June 30, 2006.

                          REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                COMPANIES                  VEHICLES                OTHER ACCOUNTS
                        ------------------------   ------------------------   ------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF   TOTAL ASSETS   NUMBER OF   TOTAL ASSETS
        NAME             ACCOUNTS   ($ MILLIONS)    ACCOUNTS   ($ MILLIONS)    ACCOUNTS   ($ MILLIONS)
        ----            ---------   ------------   ---------   ------------   ---------   ------------
O. Thomas Barry III          3         336.41         N/A           N/A           21         270.87
G. Andrew Bjurman          N/A            N/A         N/A           N/A           17         120.77
Stephen W. Shipman(1)      N/A            N/A         N/A           N/A           60          69.59
Patrick T. Bradford        N/A            N/A         N/A           N/A          N/A            N/A
Roberto P. Wu              N/A            N/A         N/A           N/A            3           4.41

(1) STEPHEN W. SHIPMAN is responsible for the implementation and monitoring of the Small Cap Absolute Return Strategy (SCAR) accounts. The Small Cap Absolute Return Strategy includes a performance fee component in addition to the annual management fee. As of June 30, 2006 there were 11 accounts in the SCAR strategy with assets totaling $6.86 million.

CONFLICTS OF INTERESTS. The Adviser is a sub-adviser and adviser to other accounts whose investment focus may be similar to those of the Funds. The Adviser currently has the capacity to manage the Funds and these other accounts, and believes that the performance of the Funds should not be adversely affected by its multiple responsibilities. Management of multiple funds and accounts may create potential conflicts of interests relating to the allocation of portfolio manager time and attention and investment opportunities, and the aggregation and allocation of trades. The Adviser endeavors at all times to manage all accounts in a fair and equitable manner by maintaining policies and procedures relating to allocation and brokerage practices. The Adviser seeks to manage mutual funds, separate accounts, wrap accounts and sub-advised accounts so as not to exceed its ability to actively and proficiently manage all accounts.

COMPENSATION. The Adviser compensates its investment professionals with salaries, year-end profit sharing, bonuses, account retention commissions, and performance bonuses based upon account performance. Salaries are competitive with industry standards and are generally set annually. Bonuses are discretionary and are based on a number of subjective factors such as term of employment, level of demonstrated effort and attitude. Account retention commissions paid to an account manager are a specific percentage of the account fees paid to the Adviser with respect to accounts managed by that manager. Performance bonuses paid to an account manager are a percentage of the account fees paid to the Adviser with respect to accounts managed by that manager when that account's pre-tax annual returns are in the top quartile of the returns achieved by other managers in the advisory industry having the same investment objective.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the range of values of shares of each of the Funds that are "beneficially owned" by each member of the Adviser's

Investment Policy Committee as of the end of the most recently completed fiscal year. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

PORTFOLIO MANAGERS' OWNERSHIP OF TRUST SHARES (AS OF MARCH 31, 2006)

                           Micro-Cap Growth     Small Cap Growth     Mid Cap Growth
                         -------------------   -----------------   -----------------
O. Thomas Barry III(1)   $500,001-$1,000,000   $100,001-$500,000   $100,001-$500,000
G. Andrew Bjurman(2)     $500,001-$1,000,000   $100,001-$500,000   $100,001-$500,000
Stephen S. Shipman                      None                None                None
Roberto P. Wu                     $1-$10,000          $1-$10,000                None
Patrick T. Bradford                     None                None          $1-$10,000

(1) Includes 30.7% of the shares held by the Adviser's profit-sharing plan in which Mr. Barry has a pecuniary interest. Messrs. Bjurman and Barry are trustees sharing voting control over all the shares in the Adviser's profit sharing plan.

(2) Includes 30.7% of the shares held by the Adviser's profit-sharing plan in which Mr. Bjurman has a pecuniary interest. Messrs. Bjurman and Barry are trustees sharing voting control over all the shares in the Adviser's profit sharing plan.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

In June 2005, the Trust retained BISYS Fund Services Ohio, Inc., referred to in this SAI as "BISYS," as the Funds' Transfer Agent, Administrator and Fund Accountant. Pursuant to a Master Services Agreement, BISYS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. BISYS receives from each Fund for its services as transfer agent a fee based on the number of shareholder accounts, subject to a monthly minimum.

Pursuant to the Master Services Agreement, BISYS also provides accounting and pricing services to the Funds. For calculating each Fund's daily NAV per share and maintaining such books and records as are necessary to enable BISYS to perform its duties, each Fund pays BISYS a fee based on its average daily net assets.

In addition, BISYS is retained to provide administrative services to the Funds pursuant to the Master Services Agreement. In this capacity, BISYS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. BISYS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays BISYS a fee based on its average daily net assets.

BISYS serves as the Funds' Transfer Agent, Administrator and Fund Accountant. For the fiscal year ended March 31, 2006, BISYS received $476,811 as compensation for the services performed for the Funds in those capacities.

BISYS replaced Integrated Fund Services, Inc., referred to in this SAI as "IFS," which previously served as the Funds' Transfer Agent, Administrator and Fund Accountant. For the fiscal years ended March 31, 2004, 2005 and 2006, IFS received $1,242,292, $1,094,913 and $232,864, respectively, as compensation for the services performed for the Funds in those capacities.

DISTRIBUTOR

BISYS Fund Services Limited Partnership, referred to in this SAI as the "Distributor," is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor's main address is 100 Summer Street, Suite 1500, Boston, Massachusetts 02110. BISYS' Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor is an indirect wholly-owned subsidiary of The BISYS Group, Inc. and serves as principal underwriter for the Funds pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obliged to sell any particular amount of shares. Charles J. Daly, Alaina V. Metz and Aaron Masek are officers of the Trust and are affiliated with the Distributor.

The Underwriting Agreement continues in effect for an initial two year term and will continue from year to year only if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Distributor, referred to in this SAI as the "Independent Trustees," by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment.

For the fiscal year ended March 31, 2006, BISYS Fund Services Limited Partnership received $1,182,189 as compensation for services performed as distributor to the Funds. Prior to the appointment of BISYS Fund Services Limited Partnership as the Funds' Distributor, IFS Fund Distributors, Inc. served as the Funds' principal distributor. For the fiscal years ended March 31, 2004, 2005 and 2006, IFS Fund Distributors, Inc. received $2,105,203, $1,821,584 and $338,360, respectively, as compensation for services performed as distributor for the Funds.

Shares of the Funds are subject to a distribution plan, referred to in this SAI as the "Distribution Plan," pursuant to Rule 12b-1 under the 1940 Act. As provided in the Distribution Plan, each Fund will pay an annual fee of 0.25% of its average daily net assets to reimburse expenses incurred in distributing and promoting sales of the Funds, such as expenses associated with maintaining personnel who distribute shares or render shareholder support services, expenses associated with implementing promotional activities, printing and mailing Prospectuses and sales literature to prospective shareholders, as well as costs associated with the routine maintenance of the Funds' shareholder accounts and expenses associated with obtaining information, analysis and reports needed for marketing and advertising promotions. Subject to the overall limit of 0.25% of each Fund's average daily net assets, each broker-dealer with customers invested in a Fund may receive more or less than 0.25% per annum of the value of its customers' investments in the Fund. None of such funds are used to compensate the Distributor. The Funds benefit in terms of both a more effective marketing effort and the assistance in maintaining Fund shareholders' accounts. The Distributor or the Fund may make payments under the Distribution Plan to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors and broker-dealers who assist in the distribution of shares of the Funds or provide services to the Funds' shareholders pursuant to service agreements with the Funds. All amounts expended under the Distribution Plan in the fiscal year ended March 31, 2006 were paid to broker-dealers as compensation for their services to client accounts and for their assistance in the distribution of the Funds' shares. The Funds intend to operate the Distribution Plan in accordance with its terms and the Conduct Rules of the National Association of Securities Dealers, Inc. concerning sales charges.

The Distribution Plan will continue in effect from year to year, provided that its continuance is approved at least annually by a vote of the Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated at any time, without penalty, by vote of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of a Fund on not more than 60 days' written notice and shall terminate automatically in the event of its assignment. The Distribution Plan may not be amended to increase materially the amounts to be spent for the services described herein without approval by the shareholders of the Funds, and all material amendments are required to be approved by the Board of Trustees. Pursuant to the Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Funds. The report will include an itemization of the distribution expenses and the purpose of such expenditures. For the fiscal year ended March 31, 2006, the Micro-Cap Growth Fund incurred $1,411,747 of expenses, the Mid Cap Growth Fund incurred $18,521 of expenses and the Small Cap Growth Fund incurred $90,191 of expenses pursuant to the Distribution Plan. No interested person of the Funds or interested Trustee had a direct or indirect financial interest in the operation of the Distribution Plan.

CUSTODIAN

In May 2005, the Trust entered into a Custodian Agreement with Brown Brothers Harriman & Co., referred to in this SAI as "BB&H," 40 Water Street, Boston, Massachusetts 02109, appointing BB&H as the Funds' custodian. In such capacity, BB&H maintains Fund investments delivered to it for safekeeping. Pursuant to the Custodian Agreement, BB&H receives a variable fee based upon the amount of investments it maintains for each Fund with a set minimum annual account fee as well as the reimbursement of all reasonable out-of-pocket expenses incurred by BB&H. For the fiscal year ended March 31, 2006, BB&H received $40,070 as compensation for services it provided the Funds pursuant to a custodian agreement. Prior to the appointment of BB&H, U.S. Bank N.A. served as the Funds' custodian. For the fiscal years ended March 31, 2004, 2005 and 2006, U.S. Bank received $175,764, $193,292, and $47,433, respectively, as compensation for services it provided the Funds pursuant to a custodian agreement.

                              TRUSTEES AND OFFICERS

The Trust has a Board of Trustees that establishes the Funds' policies and supervises and reviews the management of the Funds. The day-to-day operations of the Funds are administered by the officers of the Trust and by the Adviser. The Trustees review, among other things, the various services provided by the Adviser to ensure that the Funds' general investment policies and programs are followed and that administrative services are provided to the Funds in a satisfactory manner. The Trustees held 4 meetings during the fiscal year ended March 31, 2006.

The Board of Trustees has a standing Audit Committee. The Audit Committee's function is to represent and assist the Board of Trustees in discharging its oversight responsibility relating to: the accounting, reporting, and financial practices of the Trust and its subsidiaries, including the integrity of the Trust's financial statements; the surveillance of administration and financial controls and the Trust's compliance with legal and regulatory requirements; the outside auditor's qualifications and independence; and the performance of the Trust's internal audit function and the Trust's outside auditor. The Audit Committee held 5 meetings during the fiscal year ended March 31, 2006.

The Board also has a standing Valuation Committee. The Valuation Committee has responsibility for implementing and carrying out procedures to determine the fair value of the Funds' portfolio securities for which market quotations are not readily available or when otherwise appropriate under emergency or unusual situations. The Valuation Committee did not hold any meetings during the fiscal year ended March 31, 2006.

The Board also has a standing Nominating, Governance and Contracts Committee. The Nominating, Governance and Contracts Committee has responsibility for reviewing and considering the Funds' investment advisory agreements between the Funds and the Adviser, for overseeing corporate governance issues and for evaluating and proposing to the Board candidates for election as Trustees to fill vacancies on the Board when vacancies occur. When there is a Board vacancy, the Nominating, Governance and Contracts Committee will consider nominees proposed by shareholders, among others. A shareholder who desires to propose a nominee to fill a vacancy on the Board should submit the proposal in writing addressed to the Chairman of the Board at the Adviser's address. The Nominating, Governance and Contracts Committee held one meeting during the fiscal year ended March 31, 2006.

The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each Trustee who is an "interested person," as that term is defined in the 1940 Act, of the Trust is indicated by footnote.

G. Andrew Bjurman and O. Thomas Barry III share the office of the presidency of the Trust. They are jointly vested with full executive authority under the Trust's Bylaws.

                                                                                Number of
                                       Current                                  Portfolios         Other
                                   Position(s) with                              in Fund       Directorships
                                    Trust, Term of           Principal           Complex      Held by Director
                                  Office and Length     Occupation(s) During   Overseen by      Outside the
       Name/Address/Age             of Time Served           Last 5 yrs          Trustee          Complex
       ----------------          -------------------   ---------------------   -----------   -----------------
INTERESTED TRUSTEES(1):

G. Andrew Bjurman                Co-President;         President, Chief             3        N/A
Bjurman, Barry & Associates      Trustee (March        Executive Officer,
10100 Santa Monica Boulevard     1997-Present)         Bjurman, Barry &
Suite 1200                                             Associates
Los Angeles, CA 90067                                  (1978-Present)
Age: 57

O. Thomas Barry III              Co-President;         Senior Executive Vice        3        N/A
Bjurman, Barry & Associates,     Trustee (March        President, Chief
10100 Santa Monica Boulevard     1997-Present);        Investment Officer,
Suite 1200                       Valuation             Bjurman, Barry &
Los Angeles, CA 90067            Committee Member      Associates
Age: 61                          (March 2002 -         (1985-Present)
                                 Present)

INDEPENDENT TRUSTEES(2):

Dann V. Angeloff                 Trustee (April        President, The               3        Director of
10100 Santa Monica Boulevard     2004-Present)         Angeloff Company                      Nicholas/
Suite 1200                                             (1976-Present)                        Applegate Fund,
Los Angeles, CA 90067                                                                        Inc.; Director of
Age: 70                                                                                      Public Storage,
                                                                                             Inc.; Director of
                                                                                             Ready Pac
                                                                                             Produce; Director
                                                                                             of Retirement
                                                                                             Capital Group,
                                                                                             Inc.; Director of
                                                                                             SoftBrands,
                                                                                             Inc.; and
                                                                                             Provisional
                                                                                             Director of
                                                                                             SunCal Companies

Michael D. LeRoy                 Trustee (elected      President, Crown             3        Director of Brown
10100 Santa Monica Boulevard     November 2004);       Capital Advisors LLC                  International
Suite 1200                       Chairman of the       (1999-Present)                        Corporation
Los Angeles, CA 90067            Board (January
Age: 58                          2006-Present)

Joseph E. Maiolo                 Trustee (March        Principal, INCO              3        N/A
10100 Santa Monica Boulevard     1997-Present)         Commercial Brokerage
Suite 1200                                             (1995-Present)
Los Angeles, CA 90067
Age: 68

                                                                                Number of
                                       Current                                  Portfolios         Other
                                   Position(s) with                              in Fund       Directorships
                                    Trust, Term of           Principal            Complex     Held by Director
                                  Office and Length     Occupation(s) During   Overseen by      Outside the
       Name/Address/Age             of Time Served           Last 5 yrs          Trustee          Complex
       ----------------          -------------------   ---------------------   -----------   -----------------
William L. Wallace(3)            Trustee (March        Vice President,               3              N/A
10100 Santa Monica Boulevard     2002-Present)         Wallace Properties
Suite 1200                                             (1990-Present)
Los Angeles, CA 90067
Age: 58

OFFICERS OF THE TRUST:

M. David Cottrell                Treasurer             President, Cottrell         N/A              N/A
Bjurman, Barry & Associates      (2003-Present)        & Associates
10100 Santa Monica Boulevard                           (2001-Present)
Suite 1200
Los Angeles, CA 90067
Age: 49

Kathy Pommet
Bjurman, Barry & Associates      Chief Compliance      Chief Compliance            N/A              N/A
10100 Santa Monica Boulevard     Officer               Officer, Bjurman,
Suite 1200                       (2004-Present)        Barry & Associates
Los Angeles, CA 90067                                  (2001-Present)
Age: 40

Sarah Rama                       Secretary             Assistant Counsel,
BISYS Fund Services Ohio, Inc.   (2006-Present)        BISYS Fund Services         N/A              N/A
3435 Stelzer Road                                      (2006-present);
Columbus, Ohio 43219                                   Legal Product
Age: 30                                                Specialist, Deutsche
                                                       Asset Management
                                                       (2005-2006);

Alaina V. Metz                   Assistant Secretary   Vice President of           N/A              N/A
BISYS Fund Services Ohio, Inc.   (2005-Present)        Registration
3435 Stelzer Road                                      Services BISYS Fund
Columbus, Ohio 43219                                   Services, Inc.
Age: 39                                                (January
                                                       2002-Present); Chief
                                                       Administrative
                                                       Officer, BISYS Fund
                                                       Services (June
                                                       1995-December 2001)

Aaron Masek                      Assistant Treasurer   Director, Fund              N/A              N/A
BISYS Fund Services Ohio, Inc.   (2005-Present)        Administration &
3435 Stelzer Road                                      Oversight Services,
Columbus, Ohio 43219                                   BISYS Fund Services,
Age: 32                                                Inc. (1997-Present)

(1) "Interested Persons," as defined by the 1940 Act, of the Trust because of their affiliation with Bjurman, Barry &

     Associates, the Trust's investment adviser.

(2) All Independent Trustees are members of the Audit Committee and Nominating, Governance and Contracts Committee. Mr. Angeloff serves as the Chairman of the Audit Committee. Mr. Wallace serves as Chairman of the Nominating, Governance and Contracts Committee. Mr. Wallace and Mr. Maiolo are members of the Valuation Committee.

(3) During 2004, Mr. Wallace's real estate brokerage firm, Wallace Properties, represented Mr. Bjurman in the purchase of a home. Wallace Properties earned a real estate broker's commission in connection with this representation, which commission was based on the typical rate charged for transactions of this type in the market. Messrs. Bjurman and Wallace disclosed this transaction to the Trustees, and the other Independent Trustees separately evaluated Mr. Wallace's independence. The other Independent Trustees concluded that Mr. Wallace's independence was not compromised in light of an evaluation of his relationship with Mr. Bjurman and the other officers of the Adviser, the amount of the commission earned relative to Wallace Properties' total revenues, and the facts that the commission was earned for services rendered at competitive market rates and that this was an isolated transaction. Mr. Wallace also undertook to refrain from representing the Adviser, or anyone associated with it, as a broker in the future while he remains a member of the Board of Trustees.

COMPENSATION OF TRUSTEES

     The table below sets forth information regarding compensation of the Trustees by the Trust, for the fiscal year ended March 31, 2006. Trustees who are interested persons of the Trust do not receive any compensation from the Trust. Each of the other Trustees is paid an annual retainer of $12,000 and a fee of $1,250 per in-per person meeting of the Board of Trustees, a fee of $1,000 for each Committee meeting and $1,000 for each telephonic meeting, and is reimbursed for the expenses of attendance of such meetings. The Chairman of the Board, Michael D. LeRoy, is paid an additional fee of $10,000 per year. The Chairman of the Audit Committee, Dann V. Angeloff, is paid an additional fee of $5,000 per year. The Chairman of the Nominating, Governance and Contracts Committee, William L. Wallace, is paid an additional fee of $1,000 per year.

                               COMPENSATION TABLE
                        FISCAL YEAR ENDED MARCH 31, 2006

                                                   AGGREGATE COMPENSATION
NAME OF PERSON, POSITION                                 FROM TRUST
------------------------                           ----------------------
INTERESTED TRUSTEES

G. Andrew Bjurman(1), Trustee and Co-President             $     0
O. Thomas Barry III(1), Trustee and Co-President           $     0

INDEPENDENT TRUSTEES

Dann V. Angeloff(2), Trustee                               $26,250
Michael D. LeRoy(2), Trustee                               $30,250
Joseph E. Maiolo(2, 3), Trustee                            $25,000
William L. Wallace(2, 3), Trustee                          $25,000

----------
(1) "Interested persons," as defined in the 1940 Act, of the Trust because of their affiliation with Bjurman, Barry & Associates, the Trust's investment adviser.

(2)  Member of Audit Committee and Nominating, Governance and Contracts
     Committee.

(3)  Member of Valuation Committee.

TRUSTEES' OWNERSHIP OF TRUST SHARES
(AS OF DECEMBER 31, 2005)

                            DOLLAR RANGE OF                                                     AGGREGATE DOLLAR RANGE
                         EQUITY SECURITIES IN      DOLLAR RANGE OF         DOLLAR RANGE OF     OF EQUITY SECURITIES IN
                          THE BJURMAN, BARRY     EQUITY SECURITIES IN   EQUITY SECURITIES IN    ALL FUNDS OVERSEEN BY
                           MICRO-CAP GROWTH       THE BJURMAN, BARRY     THE BJURMAN, BARRY    TRUSTEE IN THE BJURMAN,
    NAME OF TRUSTEE              FUND           SMALL CAP GROWTH FUND    MID CAP GROWTH FUND         BARRY FUNDS
    ---------------      --------------------   ---------------------   --------------------   -----------------------
INDEPENDENT TRUSTEES

Dann V. Angeloff         None                   None                    $10,001 - $50,000      $10,001 - $50,000
Michael D. LeRoy         None                   None                    None                   None
Joseph E. Maiolo         $50,001 - $100,000     $10,001 - $50,000       $10,001 - $50,000      Over $100,000
William L. Wallace       Over $100,000          $10,001 - $50,000       $50,001 - $100,000     Over $100,000

INTERESTED TRUSTEES

G. Andrew Bjurman(1)     Over  $100,000         $50,001 - $100,000      $Over 100,000          Over $100,000
O. Thomas Barry III(2)   Over $100,000          Over $100,000           Over $100,000          Over $100,000

(1) Includes 30.7% of the shares held by the Adviser's profit-sharing plan in which Mr. Bjurman has a pecuniary interest. Messrs. Bjurman and Barry are trustees sharing voting control over all the shares in the Adviser's profit sharing plan.

(2) Includes 30.7% of the shares held by the Adviser's profit-sharing plan in which Mr. Barry has a pecuniary interest. Messrs. Bjurman and Barry are trustees sharing voting control over all the shares in the Adviser's profit sharing plan.

                             PRINCIPAL SHAREHOLDERS

BJURMAN, BARRY MICRO-CAP GROWTH FUND

As of June 30, 2006, the Trustees and officers, as a group, beneficially owned less than 1% of the outstanding voting shares of the Micro-Cap Growth Fund.

The following table sets forth, as of June 30, 2006, the persons known to the Funds to own of record or beneficially more than 5% of the outstanding voting shares of the Micro-Cap Growth Fund:

NAME & ADDRESS                                       PERCENTAGE
--------------                                       ----------
Charles Schwab & Co., Inc.(1)                          53.25%
For the Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.(2)                   19.56%
For the Benefit of Customers
200 Liberty Street
One World Financial
New York, NY 10281

BJURMAN, BARRY MID CAP GROWTH FUND

The following table sets forth, as of June 30, 2006, the persons known to the Funds to own of record or beneficially more than 5% of the outstanding voting shares of the Mid Cap Growth Fund and the ownership of such shares by all officers and Trustees as a group:

NAME & ADDRESS                                       PERCENTAGE
--------------                                       ----------
Charles Schwab & Co., Inc.(1)                          23.55%
For the Benefit of Customers
101 Montgomery Street
San Francisco, CA 94101

National Financial Services LLC(2)                     10.86%
For the Benefit of Customers
200 Liberty Street
One World Financial
New York, NY 10281

GD Bjurman & Associates Profit Sharing Plan(3)          5.41%
10100 Santa Monica Boulevard
Suite 1200
Los Angeles, CA 90067

All Trustees and Executive Officers as a Group (11
persons)(4)                                             7.62%

BJURMAN, BARRY SMALL CAP GROWTH FUND

The following table sets forth, as of June 30, 2006, the persons known to the Funds to own of record or beneficially more than 5% of the outstanding voting shares of the Small Cap Growth Fund and the ownership of such shares by all officers and Trustees as a group:

NAME & ADDRESS                                       PERCENTAGE
--------------                                       ----------
Charles Schwab & Co., Inc.(1)                          31.65%
For the Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.(2)                   12.00%
For the Benefit of Customers
200 Liberty Street
One World Financial
New York, NY 10281

Prudential Securities Inc.(5)                          11.58%
For the Benefit of Customers
1 New York Plaza
New York, NY 10292

Pershing LLC(6)                                         6.20%
P.O. Box 2052
Jersey City, NJ 07303-9998

National Investor Services Corp.(7)                     5.29%
For the Benefit of Exclusive Customers
55 Water Street; 32nd Floor
New York, NY 10041

All Trustees and Executive Officers as a Group (11
persons)(4)                                             1.12%

(1) Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Fund and also holds shares for the benefit of its clients.

(2) National Financial Service Corp. is a broker-dealer holding shares for the benefit of its clients.

(3)  The Adviser's profit-sharing plan.

(4) Includes 61.4% of the shares held by the Adviser's profit-sharing plan in which Messrs.

     Bjurman & Barry have a pecuniary interest. Messrs. Bjurman and Barry are trustees sharing voting control over all the shares in the Adviser's profit sharing plan.

(5) Prudential Securities, Inc. is a broker-dealer holding shares for the benefit of its clients.

(6) Pershing LLC, is a broker-dealer holding shares for the benefit of its clients.

(7) National Investor Services Corp. is a broker-dealer holding shares for the benefit of its clients.

                                 NET ASSET VALUE

Shares of each Fund are sold, redeemed and exchanged at a price equal to that Fund's NAV per share. The Funds' Prospectus describes in detail which day's NAV is used to price a transaction depending on the timing of the Funds' receipt of the purchase, redemption or exchange order.

The net asset value per share is computed by dividing the value of the assets of a Fund, less its liabilities, by the number of shares outstanding.

Portfolio securities are valued and NAV per share is determined as of the close of regular trading (usually 4:00 p.m. Eastern Time) each day the New York Stock Exchange (the "NYSE") is open. The NYSE is open for trading every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays fall on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                                      TAXES

The following is a general summary of certain material tax considerations applicable to the Funds and their shareholders. This summary does not purport to be a complete description of such considerations. For example, it does not include certain considerations that may be relevant to holders subject to special treatment, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, pension plans and trusts, and shareholders that are not U. S. residents for U. S. federal income tax purposes. This summary assumes that shareholders hold their shares in the Funds as capital assets within the meaning of the Internal Revenue Code (the "Code"). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.

TAXATION AS A RIC

     QUALIFICATION AS A RIC. Each Fund has qualified and intends to continue to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund qualifies as a RIC and satisfies certain distribution requirements (referred to in this SAI as the "Annual

Distribution Requirement"), the Fund will not be subject to federal income tax on the portion of its "investment company taxable income" and net capital gain that it distributes to shareholders. In order to qualify as a RIC, the Fund must, among other things:

     - derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to its business of investing in such stock or securities and net income from an interest in a qualified publicly traded partnership; and

     - diversify its holdings so that at the end of each quarter of the taxable year: (a) at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities, with other securities limited in respect of any one issuer to an amount not more than 5% of the value of a Fund's total assets and not more than 10% of the outstanding voting securities of the issuer; and (b) no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled by the Fund and that are engaged in the same or similar or related trades or businesses, or of one or more qualified publicly traded partnerships. These tests are referred to in this SAI as the "Diversification Tests."

     To satisfy the Annual Distribution Requirement, a Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of its (a) "investment company taxable income" determined without regard to the deduction for dividends paid and (b) net tax exempt interest.

     EXCISE TAXES. A Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to its shareholders. In addition, the Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) and (3) any income realized, but not distributed, in preceding years (this distribution requirement is referred to in this SAI as the "Excise Tax Avoidance Requirement"). While the Funds currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement, it is possible that the Funds will not be able to make sufficient distributions in order to avoid such tax.

     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. If a Fund disposes of assets in order to meet the Diversification Tests, the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

     If any Fund acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. An election may generally be available to these Funds that would ameliorate these adverse tax consequences. However, such an election could also require these Funds to recognize income (which would have to be distributed to the Funds' shareholders to avoid a tax on the Funds) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

     FAILURE TO QUALIFY AS A RIC. If a Fund is unable to qualify for treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates. The remainder of this discussion assumes that each of the Funds qualifies as a RIC and satisfies the Annual Distribution Requirement.

TAXATION OF SHAREHOLDERS

     DISTRIBUTIONS OF INVESTMENT COMPANY TAXABLE INCOME. Distributions of "investment company taxable income" (which is, generally, ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to shareholders to the extent of current or accumulated earnings and profits of the Fund. Distributions of "investment company taxable income" that are made to a non-corporate shareholder through December 31, 2010, and that are designated as "qualified dividend income" will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund (e.g., dividends received from domestic corporations and certain qualified foreign corporations, including foreign corporations eligible for benefits under certain U.S. income tax treaties or foreign corporation the stock of which is readily tradable on an established U.S. securities market). In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of investment company taxable income that are not designated as qualified dividend income or capital gain dividends will generally be taxable to shareholders at ordinary income rates. Dividends paid by a Fund to a corporate shareholder may qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year.

     CAPITAL GAIN DISTRIBUTIONS. Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Capital gain of a non-corporate U.S. shareholder that is recognized through December 31, 2010, is generally taxed at a maximum rate of 15% if the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed as ordinary income. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such a case, the Fund may elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     OTHER DISTRIBUTIONS. Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will generally be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     DIVIDEND REINVESTMENT. Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a cash distribution and reinvesting the cash in additional shares at NAV. The shareholder will have an adjusted basis in the additional shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the shareholder's account. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the NAV of the Fund's shares by the amount of the distribution. If the NAV is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     INFORMATION REPORTING AND TIMING OF DIVIDEND INCLUSION. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate. Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     SALE, EXCHANGE, OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale, exchange or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder's adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale, exchange or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, all or a portion of any loss recognized may be disallowed if the shareholder acquires other shares of the Fund (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before such disposition. In addition, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains deemed received with respect to) such shares.

     BACKUP WITHHOLDING. A Fund may be required to withhold federal income tax currently at a rate of 28% from all taxable distributions to any non-corporate U.S. shareholder who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or otherwise fails to establish that he or she is not subject to backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder's federal income tax liability.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Funds do not have an obligation to place orders with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Most transactions will be effected on a net cost basis through brokers who make markets in the stock being purchased or sold. Subject to policies established by the Trustees, the Adviser is responsible for placing the orders to execute transactions for the Funds. In placing orders, it is the policy of the Funds to seek to obtain the best execution taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, the firm's risk in positioning the securities involved, the Adviser's past experience in placing orders through the firm, and the firm's research capabilities. While the Adviser generally seeks reasonably competitive spreads, the Funds will not necessarily be paying the lowest spread available for a particular transaction. Subject to policies established by the Board of Trustees, however, the Adviser may cause a Fund to pay a broker-dealer a commission in excess of the amount of commission another broker-dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer.

For the fiscal years ended March 31, 2004, 2005 and 2006, the Micro-Cap Growth Fund incurred total brokerage commissions of $2,812,427, $1,596,728 and $1,329,202, respectively. For the fiscal years ended March 31, 2004, 2005 and 2006, the Mid Cap Growth Fund incurred total brokerage commissions of $73,361, $31,873 and $8,652, respectively. For the fiscal years ended March 31, 2004, 2005, and 2006, the Small Cap Growth Fund incurred $515,401, $633,506 and $123,932, respectively, in total brokerage commissions. All commissions paid are reviewed quarterly by the Board of Trustees of the Trust.

The Funds and the Adviser may direct portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the commissions or spreads on the transactions are reasonable in relation to the value of the investment information provided. Among such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on companies and industries. Such research provides lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities. The Adviser may use these services in connection with all of its investment activities, and some services obtained in connection with the Funds' transactions may be used in connection with other investment advisory clients of the Adviser, including other mutual funds and other series of the Trust. During the fiscal year ended March 31, 2006, the amount of brokerage transactions for the Micro-Cap Growth Fund, the Mid Cap Growth Fund and the Small Cap Growth Fund directed to brokers due to research services provided were $21,272,376, $1,191,092, and $6,180,047, respectively. The amount of brokerage commissions paid by the Micro-Cap Growth Fund, the Mid Cap Growth

Fund and the Small Cap Growth Fund in that year to brokers due to research services provided was $33,693, $1,277, and $8,211, respectively.

The Funds may invest in securities that are traded exclusively in the over-the-counter market. The Funds may also purchase securities listed on a national securities exchange through the "third market" (i.e., through markets other than the exchanges on which the securities are listed). When executing transactions in the over-the-counter market or the third market, the Adviser will seek to execute transactions through brokers or dealers that, in the Adviser's opinion, will provide the best overall price and execution so that the resultant price to the Fund for which the trade is being executed is as favorable as possible under prevailing market conditions.

The Funds do not allocate brokerage or principal business on the basis of sales of their shares that may be made through brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Funds to clients.

It is possible that purchases or sales of securities for a Fund also may be considered for other clients of the Adviser or its affiliates, including the other series of the Trust. Any transactions in such securities at or about the same time will be allocated among the Funds and such other clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Funds and the other clients' accounts, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower commissions will be beneficial to the Funds.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, a Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken as current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits the Funds' personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES. The Trust has delegated to the Adviser the authority to vote proxies of companies held in the Funds' portfolios. The Adviser recognizes that it is a fiduciary that owes its clients, including the Funds it manages, a duty of good faith and full and fair disclosure of all material facts. The Adviser has implemented written Proxy Voting Policies that are designed to reasonably ensure that the Adviser votes proxies in the best interests of its clients, including the Funds.

The Adviser seeks to avoid material conflicts of interests by using an independent third-party service provider, referred to in this SAI as the "Independent Proxy Service," to vote proxies in accordance with detailed, pre-determined written proxy voting guidelines, referred to in this SAI as the "Voting Guidelines," in an objective and consistent manner across client accounts. The voting process involves an assessment performed by the Independent Proxy Service in accordance with the Voting Guidelines. The Adviser reviews all proxies and the recommendations of the Independent Proxy Service in formulating its vote, but the ultimate voting decision belongs to the Adviser. In the event that the Adviser votes against the Independent Proxy Service recommendations, documentation must be prepared to describe the basis for the decision and to substantiate that the Adviser's clients' interests were not subrogated to its own.

The Voting Guidelines address issues involving boards of directors, proxy contest defenses, elections of auditors, tender offer defenses, miscellaneous governance provisions, capital structures, executive and director compensation, mergers and corporate restructurings, mutual fund proxies and social and environmental issues.

With respect to matters of corporate governance, the Voting Guidelines generally provide that the Independent Proxy Service will recommend a vote for proposals to allow shareholders holding at least 15% of a company's outstanding voting power to call a special meeting of the shareholders; permit shareholders to act by written consent; and require a majority vote for the election of directors unless such a requirement would clearly disadvantage the company or put shareholders at risk. The Independent Proxy Service will generally recommend a vote against shareholder rights plans ("poison pills"); advance notice requirements for shareholder ballot proposals; and supermajority voting requirements. On matters of capital structure, the Independent Proxy Service will generally recommend a vote for authorizing additional shares to be used for financing acquisitions and operations of the company if the company's historical capital structure and use of stock for such purposes are in line with the proposal, and a vote against proposals for additional authorized shares to bolster the efficacy of takeover defenses such as a poison pill.

On matters relating to management compensation, the Independent Proxy Service will generally recommend a vote for stock incentive plans that are performance-based equity compensation plans, and a vote against proposals to allow for repricing of management stock options, except where the stock price has declined dramatically because of macroeconomic or industry trends (rather than specific company issues) and repricing is necessary to motivate and retain employees. On matters relating to corporate transactions, the Independent Proxy Service will recommend a vote relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general Voting Guidelines based upon the Independent Proxy Service's analysis of the proposed transaction. The Independent Proxy Service will recommend withholding votes for some of the inside or affiliated directors, where the company's board is composed of less than two-thirds of members who are independent.

On or before August 31, 2006, information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 will be available without charge upon request by calling 1-800-227-7264 (toll free) or visiting the Funds' Web Site at www.bjurmanbarry.com or the Web Site of the SEC at www.sec.gov.

                             PERFORMANCE INFORMATION

From time to time, the Funds may advertise certain information about their performance. Each Fund may include its yield and total return in reports to shareholders or prospective investors. Quotations of yield for a Fund will be based on all investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula which is prescribed by the SEC:

          YIELD = 2 [( a - b + 1)(6) - 1]
                       -----
                        cd

Where: a       = dividends and interest earned during the period.

       b       = expenses accrued for the period (net of reimbursements).

       c       = the average daily number of shares of a Fund outstanding during the period that were entitled to receive dividends.

       d       = the maximum offering price per share on the last day of the period.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and ten years (or for the life of such Fund if shorter), calculated pursuant to the following formula which is prescribed by the SEC:

          P(1+T)(n) = ERV

Where: P       = a hypothetical initial investment of $1,000.

       T       = average annual total return.

       n       = number of years.

       ERV     = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period.

Such total return figures show the average annual percentage change in value of an investment in such Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of such Fund's shares and assume that any income dividends and/or capital gains distributions made by that Fund during the period were reinvested in shares of such Fund. When considering "average" total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Quotations of average annual total return after taxes on distributions and of average annual total return after taxes on distributions and redemptions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund (after accounting for the payment of taxes on distributions and the payment of taxes on distributions and redemptions, respectively) over periods of one, five and ten years (or for the life of such Fund if shorter).

Average annual total return after taxes on distributions is calculated pursuant to the following formula, which is prescribed by the SEC:

          P(1+T)(n)=ATV(D)

Where: P       = a hypothetical initial payment of $1,000.

       T       = average annual total return (after taxes on distributions).

       n       = number of years.

       ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Average annual total return after taxes on distributions and redemption is calculated pursuant to the following formula, which is prescribed by the SEC:

         P(1+T)(n)=ATV(DR)

Where: P       = a hypothetical initial payment of $1,000.

       T       = average annual total return (after taxes on distributions and redemption).

       n       = number of years.

       ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods (or fractional portion), after taxes on fund distributions and redemption.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Bjurman, Barry Funds' average annual total returns, average annual total returns after taxes on distributions and average annual total returns after taxes on distributions and redemptions for the period ended March 31, 2006 are as follows:

                                                                         Since
                                        1 Year   3 Years   5 Years   Inception(1)
                                        ------   -------   -------   ------------
BJURMAN, BARRY MICRO-CAP GROWTH FUND
Return Before Taxes                      27.31    29.32     17.71        25.49
Return After Taxes on Distribution(2)    25.42    27.89     16.92        24.64
Return After Taxes on Distributions
   and Sale of Fund Shares(3)            20.03    25.51     15.54        23.15

                                                     Since
                                        1 Year   Inception(1)
                                        ------   ------------
BJURMAN, BARRY SMALL CAP GROWTH FUND
(CUMULATIVE)
Return Before Taxes                      23.95       16.05
Return After Taxes on Distribution(2)    23.95       16.05
Return After Taxes on Distributions
   and Sale of Fund Shares               15.57       13.91

                                                               Since
                                        1 Year   3 Years   Inception(1)
                                        ------   -------   ------------
BJURMAN, BARRY MID CAP GROWTH FUND(4)
Return Before Taxes                      24.43    23.40        5.92
Return After Taxes on Distribution(2)    24.43    23.40        5.92
Return After Taxes on Distributions
   and Sale of Fund Shares               15.88    20.44        5.11

(1) The Micro-Cap Growth Fund commenced operations on March 31, 1997. The Small Cap Growth Fund commenced operations on May 12, 2003. The Mid Cap Growth Fund commenced operations on June 6, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

(3) When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(4) For the period of June 6, 2001 to June 21, 2004, the investment objective of the Mid-Cap Growth Fund (formerly the All-Cap Growth Fund) was to seek capital appreciation through investments in the common stocks of companies with market capitalizations generally in excess of $300 million at the time of investment. Performance returns during that time period were derived from investments relating to that objective. As of June 21, 2004, the investment objective of that Fund was changed to seek capital appreciation through investments in the common stocks of companies with total market capitalizations generally between $1 billion and $10 billion at the time of investment.

                   POLICY ON DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds disclose their complete portfolio holdings in their annual, semi-annual and quarterly reports to shareholders in accordance with regulatory requirements. Additionally, at the beginning of each month, each of the Fund's ten largest portfolio holdings as of the end of the prior month are disclosed on the Funds' Web Site at www.bjurmanbarry.com/site/html/org.htm.

In addition to the semi-annual disclosures of the Funds' entire portfolio holdings, the Funds will also provide a complete disclosure of their holdings to certain third-party mutual fund evaluation services, referred to in this SAI as "Evaluation Services," more frequently in order for them to provide a summary report to the public or their paid subscribers regarding the Funds' attributes, including, but not limited to, the Funds' investment style and objective, market capitalization of their holdings, yield and beta.

In order to facilitate the review of the Funds by these Evaluation Services, the Funds may distribute (or authorize their service provider to distribute) information concerning the Funds' portfolio holdings to such Evaluation Services before the Fund's public disclosure is required; provided that (1) such disclosure is determined to be in the best interests of the Funds' shareholders; and (2) neither the Funds nor the Adviser may receive compensation or other consideration in connection with the disclosure of information about the Funds' portfolio holdings. The Funds will attempt to obtain confidentiality agreements from these Evaluation Services prior to such disclosure, but may make these disclosures even in the absence of a confidentiality agreement in circumstances when management of the Funds concludes that coverage by the Evaluation Service is important to the Funds and that the risk of disclosure by the Evaluation Service to third parties is minimal.

The Chief Compliance Officer for the Funds oversees the approval process relating to the disclosure of portfolio holdings to the Evaluation Services to determine whether disclosure is in the best interests of the Funds' shareholders, including whether there are any conflicts of interests between the Funds' shareholders, on the one hand, and the Funds' advisers, on the other. Following such assessment and determination that disclosure is in the best interests of the Funds' shareholders, the Chief Compliance Officer may authorize disclosure of portfolio holdings to the approved Evaluation Services. Each authorization that has not been pre-approved by the Trustees is submitted to the Trustees on a quarterly basis.

The Funds' portfolio holdings may also be made available more frequently to the Funds' service providers, including BISYS and BB&H, as reasonably necessary for the service providers to perform their duties for the Funds. Disclosures may be made daily if beneficial to the Funds. Any disclosures made to Fund service providers are subject to similar confidentiality requirements as discussed above.

                                OTHER INFORMATION

LEGAL PROCEEDINGS

On December 9, 2003, Milton Pfeiffer, a shareholder of the Micro-Cap Growth Fund, filed a complaint, amended on February 20, 2004 and again on April 29, 2004, in the United States District Court for the Southern District of New York, naming the Adviser and the Micro-Cap Growth Fund as defendants. The amended complaint alleged that the Adviser violated its fiduciary duties under section 36(b) of the 1940 Act. Specifically, the complaint alleged that the Adviser charged the Micro-Cap Growth Fund for reimbursement for unnecessary and excessive marketing and distribution expenses under Rule 12b-1 promulgated by the Securities and Exchange Commission under the 1940 Act, even though the Micro-Cap Growth Fund had been closed since May 30, 2003 to new investors outside the Trust's family of Funds. The complaint alleged that these Rule 12b-1 expenses were in violation of the Adviser's fiduciary duty with respect to the receipt of compensation under section 36(b) of the 1940 Act. Plaintiff sought the following relief: (1) to recover for the Micro-Cap Growth Fund the allegedly excessive Rule 12b-1 expenses from the Adviser; (2) to recover for the Micro-Cap Growth Fund a portion of the investment advisory fees collected by the Adviser while allegedly in breach of its fiduciary duty; (3) to enjoin the Adviser from receiving from the Micro-Cap Growth Fund, and to enjoin the Micro-Cap Growth Fund from paying to the Adviser, (a) any Rule 12b-1 fees while the Micro-Cap Growth Fund is closed to new investors and (b) any other charges that do not bear a reasonable relationship to the services provided or expenses incurred; and (4) to recover for plaintiff the costs and disbursements of this lawsuit, including the fees of plaintiff's attorneys and experts.

The Adviser and the Micro-Cap Growth Fund denied and contested the plaintiff's allegations. On March 2, 2006, the court granted the defendants' motion for summary judgment on all of the plaintiff's claims and the plaintiff's complaint was dismissed. The plaintiff appealed the decision, and on January 26, 2007, the United States Court of Appeals for the Second Circuit affirmed the lower court's decision to dismiss the plaintiff's complaint.

On October 6, 2004, Milton Pfeiffer also filed a complaint in the United States District Court for the Southern District of New York against IFS, as well as two employees of IFS (the "two individuals") who, as part of the administrative and accounting services provided by IFS to the Trust, also served as officers of the Trust. That complaint alleged that IFS charged the Micro-Cap Growth Fund excessive fees and that the two individuals breached alleged fiduciary duties to the Micro-Cap Growth Fund by allowing IFS to charge those fees. The defendants filed a third-party complaint in the same action against the Trust and certain current and former Trustees seeking indemnification for any judgment rendered against them and reimbursement of defense costs, basing their claims on certain contracts between the Trust and IFS. IFS and the two individuals prevailed in a motion for summary judgment in plaintiff's action against them, resulting in a dismissal of the lawsuit, including the third party action against the Trust. IFS has now demanded reimbursement from the Trust for its defense costs. The Trust expects to reimburse a portion of those costs.

In May 2005, Milton Pfeiffer filed a complaint in the Court of Chancery for the State of Delaware naming one former Trustee and all but the most recently elected current Trustees of the Trust as defendants. The complaint, a purported class action on behalf of all current and former shareholders of the Fund from and after May 30, 2003, alleges that the Trustees violated their fiduciary duties under Delaware law by allowing the Micro-Cap Growth Fund to be overcharged for promotional and marketing costs, administrative services and other back-office services after the Micro-Cap Growth Fund was closed on May 30, 2003 to new investors outside the Trust's family of Funds. Plaintiff seeks the following relief: (1) certification of the purported class action and the plaintiff as the class representative; (2) recovery by the class of damages caused by the alleged breach of fiduciary duty; (3) enjoining the defendants from overcharging the Micro-Cap Growth Fund for the expenses and fees complained of; and (4) awarding the plaintiff the costs and expenses of the action, including the fees and expenses of counsel and experts.

The defendants deny, and will vigorously contest, the plaintiff's allegations. All of the defendants in this action are entitled to indemnification from the Trust in the defense of these claims, subject to satisfying certain standards of conduct.

PURCHASE AND REDEMPTION ORDERS

Approved brokers for the Funds are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf.

LIMITATIONS ON TRUSTEES' LIABILITY

The Trust Instrument provides that a Trustee shall be personally liable only to the Trust for any act, omission or obligation of the Trust or Trustee. A Trustee will not be liable for any act or omission of any officer, employee, agent or investment adviser of the Trust. The Trust Instrument also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Trust Instrument shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. All Trustees' liability is further subject to the limitations imposed by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 350 South Grand Ave., Los Angeles, California, 90071-3462, has been selected as the independent accountants for the Funds. PricewaterhouseCoopers LLP provides audit and tax services. The books of the Funds will be audited at least once a year by PricewaterhouseCoopers LLP.

LEGAL COUNSEL

Gibson, Dunn & Crutcher LLP, 333 South Grand Ave., Los Angeles, California, 90071-3197, serves as the legal counsel for the Funds.

REPORTS TO SHAREHOLDERS

Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountants. Inquiries regarding the Funds may be directed to BISYS Fund Services Ohio, Inc. at 1-800-227-7264.

                              FINANCIAL STATEMENTS

The Bjurman, Barry Funds' audited annual financial statements, including the notes thereto, dated March 31, 2006, and the report of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Funds' March 31, 2006 Annual Report to Shareholders.